UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 18, 2014

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Virginia Avenue, Suite 300 Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

(317) 634-3377
(Company's telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

           On December 18, 2014, Noble Roman’s, Inc. (the “Company”) announced that Paul W. Mobley, the Company’s Executive Chairman and Chief Financial Officer, has established a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.  This stock trading plan is described in the Company’s press release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

           (d)           The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	News Bulletin Issued December 19, 2014

The Company will post this Form 8-K on its Internet website at www.nobleromans.com.  References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to its website.  Information contained on the Company’s website does not constitute part of this Form 8-K.

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE ROMAN’S, INC.

Dated: December 19, 2014	By:	/s/ Paul W. Mobley
Paul W. Mobley
Chief Financial Officer